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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 444-57012) of Varian Medical Systems, Inc. of our report dated April 13, 2001 relating to the financial statements of Varian Medical Systems, Inc. Retirement Plan - Profit Sharing Element, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


San Jose, California
June 20, 2001